Report of Independent
Registered Public
Accounting Firm

To the Board of Directors
of Legg Mason Global
Trust, Inc. and to the
Shareholders of Emerging
Markets Trust and
International Equity
Trust:

In planning and
performing our audits of
the financial statements
of Emerging Markets Trust
and International Equity
Trust (two of the
portfolios comprising
Legg Mason Global Trust,
Inc., "the Company") as
of and for the year ended
December 31, 2008, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered
the Companys internal
control over financial
reporting, including
controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form
NSAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Companys internal control
over financial reporting.
Accordingly, we do not
express an opinion on the
effectiveness of the
Companys internal control
over financial reporting.

The management of the
Company is responsible
for establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related
costs of controls.  A
companys internal control
over financial reporting
is a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles.  A
companys internal control
over financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and directors
of the company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a companys
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance with
the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency,
or a combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement of
the Companys annual or
interim financial
statements will not be
prevented or detected on
a timely basis.

Our consideration of the
Companys internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in
internal control over
financial reporting that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Companys internal control
over financial reporting
and its operation,
including controls over
safeguarding securities,
that we consider to be
material weaknesses as
defined above as of
December 31, 2008.

This report is intended
solely for the
information and use of
management and the Board
of Directors of Legg
Mason Global Trust, Inc.
and the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than these
specified parties.




PricewaterhouseCoopers
LLP
February 27, 2009